UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

715 Twining Road

Suite 212

Dresher, PA  19025

 (Address of principal executive offices) (Zip code)

Mark Mulholland

413 Johnson Street

Suite 200

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December  31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

ANNUAL REPORT

December 31, 2017

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

DECEMBER 31, 2017 (UNAUDITED)

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund had a positive total return for 2017 gaining 24.69%.  We completed our 22nd year in business.  Over this period a $10,000 investment in our Fund at the start of 1996 grew to $115,485 during our Fund’s 22 years as a public investment company.  This was an 11.76% average annual compounded return after all expenses and fees.  During this same 22-year period the S&P 500 Index grew to $65,812 while the Russell 3,000 Index became $66,961.  These returns would have been lower after deducting any expenses and fees occurring within the selected index fund.

The following spreadsheet shows our portfolio holdings, additions and deletions for the year followed by the price changes for each:

		Beginning	Ending	%
Portfolio Throughout 2017	Ticker	Value	Value	Change
CalAtlantic Group, Inc.	CAA	$ 34.01	$ 56.39	65.80%
Toll Brothers Inc.	TOL	$ 31.00	$ 48.02	54.90%
Facebook, Inc.	FB	$ 115.05	$ 176.46	53.38%
Polaris Industries, Inc.	PII	$ 82.39	$ 123.99	50.49%
JP Morgan Chase & Co Warrant	JPM+.N	$ 44.27	$ 66.43	50.06%
MasterCard Inc.	MA	$ 103.25	$ 151.36	46.60%
Apple, Inc.	AAPL	$ 115.82	$ 169.23	46.11%
KKR & Co. LP	KKR	$ 15.39	$ 21.06	36.84%
Federal Agricultural Mortgage Corp.	AGM	$ 57.27	$ 78.24	36.62%
FedEx Corporation	FDX	$ 186.20	$ 249.54	34.02%
Kansas City Southern	KSU	$ 84.85	$ 105.22	24.01%
JP Morgan Chase & Co.	JPM	$ 86.29	$ 106.94	23.93%
Berkshire Hathaway Inc. Class A	BRK/A	$ 244,121.00	$297,600.00	21.91%
Scripps Networks Interactive, Inc	SNI	$ 71.37	$ 85.38	19.63%
Brandywine Realty Trust	BDN	$ 16.51	$ 18.19	10.18%
Goldman Sachs Group, Inc.	GS	$ 239.45	$ 254.76	6.39%
Fannie Mae preferred	FNMAH	$ 7.07	$ 6.90	-2.40%
Boardwalk Pipeline Partners, LP	BWP	$ 17.36	$ 12.91	-25.63%
Portfolio Additions
Range Resources	RRC	$ 18.16	$ 17.06	-6.06%
Portfolio Deletion
Cabela's Inc.	CAB	$ 58.55	$ 61.50	5.04%

The homebuilder stocks performed best this past year with CalAtlantic getting an extra boost from a takeover offer from a competitor, Lennar.  We received another takeover offer last year on our investment in Scripps Networks.  I was disappointed in losing this investment at what I felt was a low offer for mostly cash.  However, the acquiring company, Discovery Communications, is now offering an increased stock deal that I have gladly chosen.  This increased stock deal may offset the lost return potential in our Scripps investment.  Most of our investments are still reasonably priced with the exceptions of two great companies, JP Morgan (JPM) and MasterCard (MA).  I believe JPM is fairly priced while MA is fully priced.  I will reduce these holdings as a

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2017 (UNAUDITED)

percentage of our portfolio but maintain investments in each due to their long-term business and management qualities.  Going into 2018, I intend to increase our investments in Boardwalk and Range Resources for I believe both trade at significant discounts to their intrinsic values; values that are based on very attractive assets.

In last year’s Shareholders’ Letter (December 31, 2016), I discussed some reasons to choose Active Investing over Passive or Index Investing.  This letter is available on our website at www.matthew25fund.com if you go to the Annual Reports section.  The closing paragraph summed up your choices as follows:

…Stock investors have three choices. They can go with passive investing and do a bit below average. They can be direct active investors and do the mental, emotional and physical work needed to try to do better, or they can be an active fund investor and choose a fund that will do some of this work for you. That is our purpose here at Matthew 25 Fund! We are here to be active investors for our own capital and for those investors who wish to hire us to manage some or all of their capital….

In this letter I wish to explain my thoughts on Investment Strategies which differ from Investment Styles.  Very often a fund is identified by its investment style, such as various market caps, value/growth, domestic/international, technology, etc.   Our Fund’s investment style blends value and growth for long term investing in securities selected from all market caps.  What does not receive much press is what strategies are applied in our Matthew 25 Fund.  Investment strategy is the technique an investor uses in order to perform better than average or more simply to try to make more money.  I believe that there are really five broad strategies. However, I welcome your input on this subject.  I will give a brief description of each strategy and also identify the two that I use in our Fund.  These are as follows:

Speculation:

Speculation is the act of trading in an asset or conducting a financial transaction that has a significant risk of losing most or all of the initial outlay with the expectation of a substantial gain. With speculation, the risk of loss is more than offset by the possibility of a huge gain…(https://www.investopedia.com/terms/s/speculation.asp#ixzz55zLtz7Cw)

This is akin to buying a lottery ticket. Some examples of speculative assets in public markets would be options, futures and other derivatives.  Let us look at a real-time example on a 13 months call option on the S&P 500 Index ETF (SPY).  With the SPY trading at $265.00 a 13 months call option with a strike price at $265.00 would cost $19.92. This gives a speculator the right to buy the SPY in a little over a year at the current market price of $265.  So instead of putting up $26,500 for a 100 shares of the SPY the option buyer pays only $1,992.00.  If the market went up 20% then this option would be worth $53.00 or $5,300 for the 100 options at expiration.  The speculator can sell the option or exercise it and buy the index at the lower price.  So you can see the allure; instead of gaining the 20% plus dividends in buying the index this option would give you 166% return at maturity.  However, if the market stayed at the same price or went down, you would lose all your money in this option.  In this example the market would need to gain 7.52% just to get your initial investment back at expiration.  According to a study done by the Chicago Mercantile Exchange (CME) from 1997 to

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2017 (UNAUDITED)

1999, it found that 76.5% of all options expired worthless over the 3-year period.  Though the rewards can be great the risks are very high and total losses occur quite frequently.

Leverage:

Leverage is an innocuous term for borrowing money on an investment.  This is most commonly done by the buying of securities on margin.  Let us use the same example as above to quantify the risks and rewards. Instead of just buying 100 shares of the SPY for $26,500 you use your same capital and buy 200 shares by borrowing half the money.  Today’s margin interest is around 7.5%.  Dividends for SPY are $480 per 100 shares.  Now let us compare the total returns with and without leverage in 1 year with the market up 20%, flat and down 20%:

Stock Market's 1 year Price Changes	No Leverage Rate-of-Return	Leverage Rate-of-Return
20.0%	21.8%	36.1%
0.0%	1.8%	-3.9%
-20.0%	-18.2%	-43.9%

Suffice it to say that leverage works great on the upside, but it is detrimental and often disastrous on the downside. In fact, as in this example I would say the risks are greater than the rewards when using leverage.

Macroanalysis:

Macroanalysis is trying to outperform by interpreting the big picture.  This strategy may also be called "top down" analysis.  Some examples would include market timing, asset allocation, economic forecasting or market sector rotation.  Market timing and investing based on economic forecasts are intellectually appealing but difficult to apply successfully to investing. John Maynard Keynes is the rarest of creatures as an economist who was also a great investor.  Early in his investing career he started as a macroanalysis investor and lost the bulk of his personal net worth two times before he changed his investment strategy:

…Keynes pivoted from his losing macro strategy in the 1920s, in which he underperformed indexes from 1926 through 1928, to a more bottom-up style thereafter. His outstanding performance reflects his modified style… (“John Maynard Keynes as an Investor: Timeless Lessons and Principles” by John Wasik AAII Journal March 2014).

His modified style was a fundamental long-term system based on these guidelines:

1.

Estimated intrinsic value of a stock

2.

Margin of safety with intrinsic value greater than a stock’s price

3.

Contrarian Investment policy

4.

Steadfast holding of stocks

5.

Portfolio concentration to stock market “stunners”

6.

Maintain right temperament balancing patience and decisiveness

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2017 (UNAUDITED)

In other words, Lord Keynes put aside economics and macroanalysis when investing and used the remaining two strategies.

Microanalysis:

Microanalysis is the study of specific businesses or organizations and the securities issued by these entities.  This strategy is sometimes referred to as the "bottoms up" approach.  The intent is to gain advantage over others by obtaining qualitative and quantitative information on a particular business and its securities.  I call my process of microanalysis “Search and Research.”  Starting by systematically scanning a large universe of stocks looking for the exceptional traits from one or more of my four criteria; business quality, management ability, price to intrinsic value and financial condition. This broad then narrowing search is important not only for identifying new potential investments, but is also the surest way to verify that our Fund’s existing holdings have relative value to other investments.  This process is labor intensive but very profitable when done correctly.

Concentration:

This strategy is also called "focus investing."  Modern portfolio theory unequivocally endorses wide diversification, which is the alternative to focus investing.  However, diversification does not remove market risk, only the risks and rewards of owning each individual stock.  What amount of diversification and concentration makes sense?  In Joel Greenblatt’s book “You Can be a Stock Market Genius” pages 20 to 21:

...Statistics say that owning just two stocks eliminates 46% of the nonmarket risk of owning just one stock.  This type of risk is supposedly reduced by 72% with a four stock portfolio, by 81% with eight stocks, 93% with sixteen stocks, 96% with 32 stocks, and 99% with 500 stocks….

Thus 16 to 32 stocks give you around 95% of correlation with the total stock market, but still enough concentration to obtain significant benefit from the stock picks.

Imagine that if you are a baseball manager (head coach) and you are fortunate enough to have five hundred athletes try out for your team, do you keep everyone or do you apply some tests and make cuts? If you make cuts do you play all the chosen players equally or do you try to pick the best for different positions and play them as much as possible?

This is what I do with our Matthew 25 Fund.  Search and Research through more than 500 companies; it is why we are a multi-cap fund.  Find the best investments based on my aforementioned criteria.  Sometimes it is the best companies or the best managers. Sometimes it is the best price to intrinsic value. Usually, it is a combination of the four factors that I evaluate.  Then I try to keep our diversification between 15 and 25 holdings.  This way we are capturing 90% to 95% of the stock market’s movement while holding large enough positions that if the research is right the investment effect is meaningful.  So Microanalysis and Concentration are the two strategies I use to strive for outperformance for our Fund.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2017 (UNAUDITED)

As always, thank you for choosing our Matthew 25 Fund as one of your investment choices.  It is an honor to work for you and to invest side by side with you.

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2017 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns
For the Periods Ended December 31, 2017

	Matthew 25 Fund	Russell 3000 Index	S&P 500 Index
1 Year	24.69%	21.14%	21.83%
3 Year	11.59%	11.12%	11.41%
5 Year	15.27%	15.59%	15.79%
10 Year	13.15%	8.61%	8.50%
12/31/1995 - 12/31/2017	11.76%	9.03%	8.94%

Matthew 25 Fund $115,485
Russell 3000 Index $66,961
S&P 500 Index $65,812
$125,000
$120,000
$115,000
$110,000
$105,000
$100,000
$95,000
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/95
6/30/96
12/31/96
6/30/97
12/31/97
6/30/98
12/31/98
6/30/99
12/31/99
6/30/00
12/31/00
6/30/01
12/31/01
6/30/02
12/31/02
6/30/03
12/31/03
6/30/04
12/31/04
6/30/05
12/31/05
6/30/06
12/31/06
6/30/07
12/31/07
6/30/08
12/31/08
6/30/09
12/31/09
6/30/10
12/31/10
6/30/11
12/31/11
6/30/12
12/31/12
6/30/13
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 12/31/17.  These changes are then compared to a $10,000 investment in the Russell 3000 Index and the Standard & Poor’s 500 Index (“S&P 500”). The Russell 3000 Index is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

DECEMBER 31, 2017 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Fannie Mae (b)	12.30%
Goldman Sachs Group, Inc.	10.85%
JP Morgan Chase & Co. (a)	9.39%
FedEx Corp.	8.85%
KKR & Co. LP	7.97%
Apple, Inc.	7.40%
Polaris Industries, Inc.	6.60%
Brandywine Realty Trust	6.50%
Berkshire Hathaway, Class A	5.42%
Boardwalk Pipeline Partners, LP	5.04%
80.32%

(a) Including JP Morgan Chase & Co. Warrants
(b) Includes the total of Fannie Mae preferred stocks.

Asset Allocation	(% of Net Assets)

Air Courier Services	8.85%
Business Services	2.68%
Cable & Other Pay Television Services	4.34%
Crude Petroleum & Natural Gas	0.50%
Electronic Computers	7.40%
Federal & Federally - Sponsored Credit Agencies	0.91%
Fire, Marine & Casualty Insurance	5.42%
National Commercial Bank	6.96%
Operative Builders	6.41%
Railroads, Line-Haul Operations	2.86%
Real Estate Investment Trusts	6.50%
Security Brokers, Dealers & Exchanges	10.85%
Services-Computer Programming, Data Processing, Etc.	1.58%
Transportation Equipment	6.60%
Warrants	2.43%
Limited Partnerships	13.01%
Preferred Stocks	12.30%
Money Market Fund	0.24%
Other Assets Less Liabilities, Net	0.16%
100.00%

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

Shares/Principal Amount		Historical Cost	Value	% of Net Assets

COMMON STOCKS

Air Courier Services
150,000	FedEx Corp.	$ 13,373,607	$ 37,431,000	8.85%

Business Services
-	The Depository Trust & Clearing Corp. (b) (*) (**)	1,114	1,863
75,000	MasterCard, Inc.	1,527,593	11,352,000
	Total Business Services	1,528,707	11,353,863	2.68%

Cable & Other Pay Television Services
215,000	Scripps Network Interactive, Inc.	10,541,221	18,356,700	4.34%

Crude Petroleum & Natural Gas
125,000	Range Resources Corp.	2,210,492	2,132,500	0.50%

Electronic Computers
185,000	Apple, Inc.	4,256,018	31,307,550	7.40%

Federal & Federally - Sponsored Credit Agencies
33,500	Federal Agricultural Mortgage Corp. Class C	1,303,059	2,621,040
16,750	Federal Agricultural Mortgage Corp. Class A	884,520	1,218,563
		2,187,579	3,839,603	0.91%
Fire, Marine & Casualty Insurance
77	Berkshire Hathaway, Class A *	7,908,971	22,915,201	5.42%

National Commercial Bank
275,000	JP Morgan Chase & Co.	9,793,308	29,408,500	6.96%

Operative Builders
105,000	CalAtlantic Group, Inc.	3,332,281	5,920,950
441,000	Toll Brothers, Inc.	12,965,116	21,176,820
	Total Operative Builders	16,297,397	27,097,770	6.41%

Railroads, Line-Haul Operations
115,000	Kansas City Southern	5,031,695	12,100,300	2.86%

Real Estate Investment Trusts
1,510,000	Brandywine Realty Trust	16,969,151	27,466,900	6.50%

Security Brokers, Dealers & Exchanges
180,000	Goldman Sachs Group, Inc.	22,311,834	45,856,800	10.85%

Services-Computer Programming, Data Processing, Etc.
37,750	Facebook, Inc. Class A *	4,577,658	6,661,365	1.58%

* Non-Income producing securities during the period.

** Level 3 Security

(b) Actual shares owned 0.108 shares.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

Shares/Principal Amount		Historical Cost	Value	% of Net Assets

Transportation Equipment
225,000	Polaris Industries, Inc.	$ 14,309,912	$ 27,897,750	6.60%

Total Common Stocks		131,297,550	303,825,802	71.86%

WARRANTS
155,000	JP Morgan Chase & Co. 10/28/2018 @ $42.42 *	2,331,760	10,296,650
	Total Warrants	2,331,760	10,296,650	2.43%

LIMITED PARTNERSHIPS
1,650,000	Boardwalk Pipeline Partners, L.P.	18,670,070	21,301,500
1,600,000	KKR & Co. L.P.	24,445,213	33,696,000
	Total Limited Partnerships	43,115,283	54,997,500	13.01%

PREFERRED STOCKS ***
169,000	Fannie Mae - Series E 12/31/49, 5.10% *	1,503,230	2,364,310
198,500	Fannie Mae - Series F 12/31/49, 1.36% (a) *	1,821,713	2,598,365
377,500	Fannie Mae - Series G 12/31/49, 0.00% (a) *	3,428,430	5,171,750
293,500	Fannie Mae - Series H 12/31/49, 5.81% *	2,354,197	4,109,000
249,100	Fannie Mae - Series I 12/31/49, 5.375% *	1,924,653	3,362,850
334,000	Fannie Mae - Series L 12/31/49, 5.125% *	2,699,528	4,672,660
505,000	Fannie Mae - Series M 12/31/49, 4.75% *	4,070,850	6,686,200
456,065	Fannie Mae - Series N 12/31/49, 5.50% *	3,758,637	6,061,104
371,500	Fannie Mae - Series O 12/31/49, 7.00% (a) *	2,706,202	4,903,800
1,750,000	Fannie Mae - Series P 12/31/49, 4.50% (a) *	6,112,293	12,075,000
	Total Preferred Stocks	30,379,733	52,005,039	12.30%

MONEY MARKET FUND
1,010,936	First American Government Obligation Fund Class Z, 1.15% (a)	1,010,936	1,010,936	0.24%

	Total Investments	$208,135,262	$422,135,927	99.84%

	Other Assets Less Liabilities, Net		661,834	0.16%

	Net Assets		$422,797,761	100.00%

* Non-Income producing securities during the period.

*** Level 2 Securities

(a) Variable rate security; the rate shown represents the yield at December 31, 2017.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

Assets
Investment in securities at market value (cost $208,135,262)	$ 422,135,927
Cash	14,500
Receivables:
Securities sold	1,044,552
Shares sold	122,851
Prepaid expenses	14,560
Dividends & Interest	123,039
Total Assets	423,455,429
Liabilities
Payables:
Securities purchased	243,218
Shares redeemed	51,018
Advisor fees	342,077
Trustee fees	3,237
Accrued expenses	18,118
Total Liabilities	657,668

Net Assets (Equivalent to $34.05 per share based on 12,415,977 shares of	$ 422,797,761
capital stock outstanding, 100,000,000 shares authorized, $0.01 par value) Minimum redemption price per share $34.05 x 0.98 = $33.37 (Note 7)

Composition of Net Assets
Shares of common stock	$ 124,160
Additional paid-in capital	208,715,242
Accumulated net realized loss on investments	(42,306)
Net unrealized appreciation of investments	214,000,665

Net Assets	$ 422,797,761

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the year ended DECEMBER 31, 2017

Investment Income
Dividends	$ 4,656,483
Interest received from underlying investment	516,737
Interest	10,067
Total Investment Income	5,183,287

Expenses
Management fees	3,995,380
Transfer agent and accounting fees	75,491
Postage and printing	60,514
Trustees' fees and expenses	53,606
Custodian and bank fees	48,451
Professional fees	23,007
Compliance Officer fees	17,835
Office expenses	16,611
Insurance	13,904
Registration fees	10,145
NSCC fees	3,912
Total Expenses	4,318,856

Net Investment Income	864,431

Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	31,762,387
Capital gain distributions from underlying investments	182,808
Net change in unrealized appreciation on investments	52,051,499
Net change in unrealized appreciation on warrants	3,434,800
Net realized and unrealized gain from investments	87,431,494

Net increase in net assets resulting from operations	$ 88,295,925

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2017	12/31/2016

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 864,431	$ 3,415,541
Net realized gain from investments	31,762,387	32,629,863
Capital gain distributions from underlying investments	182,808	3,075,983
Unrealized appreciation on investments and warrants	55,486,299	44,486,745
Net increase in assets resulting from operations	88,295,925	83,608,132

Distributions to Shareholders
From net investment income	(865,991)	(3,414,453)
From realized gains	(29,346,193)	(31,419,277)
Total distributions	(30,212,184)	(34,833,730)

Capital Share Transactions	(27,816,733)	(155,873,219)

Total Increase (Decrease) in Net Assets	30,267,008	(107,098,817)

Net Assets at Beginning of Year	392,530,753	499,629,570

Net Assets at End of Year (includes undistributed net	$ 422,797,761	$ 392,530,753
investment income (loss) of $ - and $1,088, respectively)

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year:

	Years Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013

Net Asset Value - Beginning of Year	$ 29.39	$ 25.38	$ 31.25	$ 30.44	$ 22.18
Net Investment Income (Loss) (1)	0.07	0.23	(0.02)	0.16	0.10
Net Gains or (Losses) on Investments
(realized and unrealized)	7.18	6.61	(3.81)	1.49	8.42
Total from Investment Operations	7.25	6.84	(3.83)	1.65	8.52

Less Distributions
From net investment income	(0.07)	(0.28)	0.00	(0.16)	(0.09)
From realized gains	(2.53)	(2.56)	(2.07)	(0.72)	(0.23)
Total Distributions	(2.60)	(2.84)	(2.07)	(0.88)	(0.32)

Paid in capital from redemption fees	0.01	0.01	0.03	0.04	0.06

Net Asset Value - End of Year	$ 34.05	$ 29.39	$ 25.38	$ 31.25	$ 30.44

Total Return (2)	24.69%	26.92%	(12.19)%	5.59%	38.69%

Net Assets - End of Year (000's omitted)	$422,798	$392,531	$499,630	$879,994	$821,104

Ratio of Expenses to Average Net Assets	1.08%	1.09%	1.06%	1.06%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%	0.87%	(0.08)%	0.53%	0.38%

Portfolio Turnover Rate	10.87%	10.71%	17.52%	20.77%	7.35%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the year.

(2) Total return assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016) or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positons for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

Cash and cash equivalents

The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock. See Note 4 for additional information on warrants.

Reclassifications

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from limited partnerships, real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the Fund has reclassified $2,594,476 from accumulated net realized gains to paid-in capital.

Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks, and limited partnerships). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

Derivative instruments (warrants). Listed derivatives that are actively traded are valued based on quoted prices from the exchange and appropriately categorized in level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of December 31, 2017:

\

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$303,823,939	$ --	$ 1,863	$303,825,802
Limited Partnerships	54,997,500	--	--	54,997,500
Warrants	10,296,650	--	--	10,296,650
Preferred Stocks	--	52,005,039	--	52,005,039
Short-Term Investment	1,010,936	--	--	1,010,936
	$370,126,025	$52,005,039	$ 1,863	$422,135,927

* Industry classifications for these categories are detailed in the Schedule of Investments.

The table below shows the transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

Financial Instruments – Assets

Transfer out of Level 1**

Transfer into Level 2**

Preferred Stocks $(52,005,039)

        $52,005,039

** Transferred from Level 1 to Level 2 due to the liquidity of the stocks in the market.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2016	$1,569
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	276
Realized Gain/(Loss)	-
Purchases/Sales	18
Transfers In/(Out) of Level 3	-
Balance as of 12/31/2017	$1,863

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment is the valuation of the security at time of receipt of additional shares.

NOTE 4 - Derivative Transactions

As of December 31, 2107, the location of the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets

       Location

                                                               Total

Warrants

                      Investment in securities at market value

           $10,296,650

Unrealized gains and losses on derivative contracts entered into by the Fund during the year ended December 31, 2017, are recorded in the following location on the Statement of Operations:

Net change in unrealized appreciation on:

Location

                Total

Warrants

                          Net change in unrealized           $3,434,800

                                                                          Appreciation on warrants

For the year ended December 31, 2107, the total amount of all warrants, as presented in the Schedule of Investments, is representative of the volume of activity for these derivative types during the year.

NOTE 5 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the year ended December 31, 2017, as computed pursuant to the investment advisory agreement, totaled $3,995,380.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc. At Boenning & Scattergood, Mr. Mulholland is the broker of record for 115 non-discretionary brokerage accounts with approximately $88 million in assets. During the previous 5 years ended December 31, 2017, the Fund placed 4 portfolio trades through Boenning and Scattergood, for which Mr. Mulholland received $0 in commission.  Mr. Mulholland does receive commissions when placing trades through Boenning & Scattergood for his Boenning & Scattergood clients.  Additionally, some of Mr. Mulholland’s Boenning & Scattergood clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

During the year ended December 31, 2017, the Fund did not pay brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 6 - Investments

For the year ended December 31, 2017, purchases and sales of investment securities other than short-term investments aggregated $43,310,691 and $99,977,880, respectively.

NOTE 7 - Capital Share Transactions

As of December 31, 2017 there were 100,000,000 shares of $0.01 per value capital stock authorized.  The total par value and paid-in capital totaled $208,839,402. Transactions in capital stock were as follows:

	December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	743,095	$ 23,584,136	547,852	$ 15,057,729
Shares reinvested	851,054	29,072,001	1,146,768	33,887,000
Redemption fees	-	99,516	-	114,635
Shares redeemed	(2,535,662)	(80,572,386)	(8,020,276)	(204,932,583)
Net decrease	(941,513)	$(27,816,733)	(6,325,656)	$(155,873,219)

NOTE 8 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. For the year ended December 31, 2017, the Fund received $99,516 in redemption fees that were reclassified to paid-in capital.

NOTE 9 – Tax Matters

As of December 31, 2017, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Federal tax cost of investments (including short-term investments)+

$ 208,177,568

Gross tax unrealized appreciation on investments

$ 214,184,776

Gross tax unrealized depreciation on investments

       (226,417)

Net tax unrealized appreciation

$ 213,958,359

The Fund’s distributable earnings on a tax basis is determined only at the end of each fiscal year. As of December 31, 2017, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation

$213,958,359

Total distributable earnings

$213,958,359

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and 2016 are as follows:

	12/31/2017	12/31/2016
Ordinary income	$ 865,991	$ 3,414,453
Long-term Capital Gain	29,346,193	31,419,277
Total	$ 30,212,184	$ 34,833,730

NOTE 10 - Lease Commitments

Rent expense was $11,624 for the year ended December 31, 2017 and is included in office expenses.  The Fund entered into a new lease, effective November 2016, for office space, pursuant to a seven-year lease expiring in 2023.  At December 31, 2017, the future minimum lease payments are as follows:

2018

                $11,624

2019

$11,808

2020

$11,993

2021

$12,177

2022 and thereafter

$24,906

Total

$72,508

NOTE 11 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of December 31, 2017, National Financial Services Corp., for the benefit of its customers, owned approximately 39% of the Fund.

NOTE 12 – Commitments & Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of the

Matthew 25 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Matthew 25 Fund, (the "Fund") including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Matthew 25 Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2000

Abington, Pennsylvania

February 23, 2018

MATTHEW 25 FUND

EXPENSE EXAMPLE

DECEMBER 31, 2017 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees, and transaction costs which consist of redemption fees; and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2017 to December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below. To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. The 2% redemption fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of  investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2017	December 31, 2017	July 1, 2017 through December 31, 2017

Actual	$1,000.00	$1,181.72	$5.83
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.86	$5.40

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MATTHEW 25 FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2017 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 24, 2017, the Board of Trustees, including a majority of Trustees that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Trustees considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Trustees reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Trustees also analyzed the Investment Advisor's experience and the capabilities of the Investment Advisor's portfolio manager. For example, the Trustees reviewed and discussed the Investment Advisor's Form ADV and internal compliance policies, as well as the experience of the Investment Advisor as investment advisor or sub-advisor to other investment companies. In addition to the above considerations, the Trustees reviewed and considered a description of the Investment Advisor's portfolio and brokerage transactions. Based on this review, the Trustees concluded that the range and quality of services to be provided by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Trustees considered the Advisor’s investment performance during his tenure managing this Fund.  The Trustees considered year-to-date performance along with annual performances for 1, 3, 5, and 10 year(s) as well as performance since 1/1/96.  Greatest emphasis is placed on the long-term investment performances.  As of 6/30/17 the current advisor had outperformed the Russell 3000 Index and the S&P 500 Index in the 1 year period, as well as the 10 year period and the period since 1/1/1996.  The Trustees try to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Core whenever this information is attainable without charge to

MATTHEW 25 FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2017 (UNAUDITED)

the Fund.  Based on this review, the Trustees concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Trustees discussed at length the advisory fee of 1.00% along with the Fund’s other expenses of approximately 0.10% for a total expense rate of 1.10%.  This expense ratio was compared to Yahoo Finance’s Large Blend Category (its current classification of MXXVX).  This peer group average expense ratio was 0.97%.   Based on this review, the Trustees concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Trustees considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Trustees considered the increasing use by investors of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  See below in Economies of Scale for the reduction in the Advisor’s fees regarding these assets.

In addition, the Trustees reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  The Trustees also discussed the existence of other compensation arrangements with the Investment Advisor. Based on this review, the Trustees concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

ECONOMIES OF SCALE

The Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.  The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs.  The Advisor pays the costs to the brokers for the NTF programs.  The two major brokers Charles Schwab and Fidelity charge 0.40% on these assets.  Therefore, the Advisor earns net 0.60% on such NTF investments in the Fund.  Other brokers charge similar fees for their NTF programs.  In addition, Charles Schwab has a minimum monthly NTF fee of $1,000 that the Advisor pays whenever assets with Schwab are below $3,000,000.

CONCLUSIONS

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. On the basis of its review and the foregoing information, the Board of Trustees determined that the Advisory Agreement, including the advisory fee rates payable thereunder, continued to be fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

MATTHEW 25 FUND

BOARD OF TRUSTEES

DECEMBER 31, 2017 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, 715 Twining Road, Suite 212, Dresher, PA 19025.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships

INDEPENDENT TRUSTEES

Philip J. Cinelli, D.O.	Trustee	Trustee since 1996	Physician in Family Practice	None
Age 57

Samuel B. Clement	Trustee	Trustee since 1996	Stockbroker with Securities of America	None
Age 59

Linda Guendelsberger	Trustee Secretary of Fund	Trustee since 1996	Partner Weiser Mazars, LLP Until 11/2013; Partner LG Legacy Group, LLC Since 11/2013	None
Age 58

Scott Satell	Trustee	Trustee since 1996	Manufacturer's Representative with BPI Ltd.	None
Age 55

INTERESTED TRUSTEES

Steven D. Buck, Esq.	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Age 57

Mark Mulholland	Trustee President of Fund	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood	None
Age 58

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

MATTHEW 25 FUND

BOARD OF TRUSTEES

DECEMBER 31, 2017 (UNAUDITED)

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Matthew 25 Fund

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Trustees acts as the audit committee.  The Board of Trustees has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" trustee, and Ms. Guendelsberger is an "independent" trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                      12/31/2017        12/31/2016

Audit Fees             $ 17,600          $ 17,300

Audit-Related Fees     $      0          $      0

Tax Fees               $  5,400          $  5,100

All Other Fees         $      0          $      0

Each year, the registrant's Board of Trustees recommends a principal accountant to perform audit services for the registrant.  At the registrant's Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

(a)(1)  EX-99.CODE ETH.  Not applicable.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/2/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/2/2018